                                                                    NEWS RELEASE
[HARRIS LOGO]


                                                                      EXHIBIT 99

               HARRIS CORPORATION REPORTS LOWER SALES AND EARNINGS
               ---------------------------------------------------
                                 FOR FISCAL 1999
                                 ---------------



         MELBOURNE, Florida, July 28, 1999 - Harris Corporation reported lower earnings for the fourth quarter and the overall fiscal year ended July 2, 1999. The company reported the results of its commercial and government communications businesses on a basis consistent with the previously announced repositioning plans. These announced actions, currently in process, include selling its semiconductor business and focusing the company's resources on the worldwide market for voice, data and video communications. In a separate initiative, the company also announced its intention to spin-off its Lanier office equipment business as an independent publicly traded company.

         Results for the fourth quarter prior to special charges, and including operating income from discontinued operations, were consistent with expectations. Discussions in the rest of this release refer to results which exclude the results of Lanier and Semiconductor which are classified as discontinued operations. Discontinued operations results for the fourth quarter include a charge related to disposition of these businesses.

Fourth Quarter Results
----------------------

         Sales in the company's commercial communications business grew 10 percent from $253 million in 4Q98 to $278 million in 4Q99, reflecting strong demand for the company's digital high-definition broadcast products and radio products. Sales in the company's government communications business declined to $190 million, from $223 million last year.

         Income from continuing operations was $3.1 million, or 4 cents per share, which includes special charges and other items, compared to $6.0 million, or 8 cents per share in 4Q98.

                                    - more -


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                                      - 2 -

Annual Results
--------------

         Sales for fiscal 1999 from the company's continuing operations were $1.7 billion, versus $1.9 billion during the same period last year. Income from continuing operations was $49.9 million, or 63 cents per share, compared with $66.4 million or 83 cents per share the previous year.

OUTLOOK
-------

         Commenting on the outlook for the company, Phillip W. Farmer, chairman and chief executive, said, "Earlier this month, Harris initiated a major reorganization effort that is changing the company from four independent business areas into a centralized organization focused on communications equipment. The reorganization eliminates the company's sector structure and reduces the amount of support staff required. It is expected to save the company $30-$40 million annually when fully implemented.

         "The reaction to our internal reorganization and our repositioning effort from our customers, shareholders and employees has been very positive. We are now taking the many actions necessary to complete the repositioning efforts and to achieve the growth planned for the new Harris communications company.

         "Fiscal 2000 first half financial results for continuing operations are expected to be below last year's first half, but will improve thereafter as the benefits of the repositioning efforts are realized, including productivity improvements from information systems investments and other projects designed to better serve our markets and customers.

          "We believe that repositioning the company to focus on the communications market continues to provide the strongest opportunity for growth for our shareholders, customers, and employees," he added.

         The spin-off of Lanier and the sale of the semiconductor division are expected to be complete during the first fiscal quarter of 2000. Financial information about Lanier, including audited financial statements, is available in Lanier's Form 10 amendment filed with the SEC today.

                                    - more -


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                                      - 3 -

This press release contains forward-looking statements that reflect management's current expectations, assumptions and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The company cautions investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. The company's consolidated results and the forward-looking statements could be affected by many factors, including general economic conditions in the markets in which the company operates; economic developments that have a particularly adverse effect on one or more the of the markets served by the company; the ability to execute management's repositioning as a pure communications company (including management's plan to modify its internal structure and divest non-core businesses); the ability to realize cost savings from the company's internal reorganization; stability of key markets for communications products, particularly Asia and Brazil; fluctuation in foreign currency exchange rates and the effectiveness of the company's currency hedging program; reductions in the U.S. and worldwide defense and space budgets; effect of continuing consolidation in the U.S. defense industry on the company's direct and indirect business with the U.S. government; the company's ability to receive contract awards; continued development and market acceptance of new products, especially digital television broadcast products; continued success of the company's patent licensing programs; the ability of Harris, its customers, and suppliers to become Year 2000 compliant; and the successful resolution of patent infringement and other general litigation. Other factors that may impact the company's results and forward-looking statements may be disclosed in the company's filings with the SEC. Harris disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Attachments

                                    #  #  #


Media inquiries:  Jim Burke at 407-727-9126 or jburke@harris.com
Investor relations inquiries:  Pamela Padgett at 407-727-9383
Additional information on Harris is also available on our Internet site: www.harris.com

                               HARRIS CORPORATION
                    FY'99 YEAR-END AND FOURTH QUARTER SUMMARY
                    -----------------------------------------

CONDENSED CONSOLIDATED STATEMENT OF INCOME
------------------------------------------
(In millions except per share amounts)                             Fiscal Year Ended                  Fourth Quarter Ended
                                                                July 2            July 3            July 2           July 3
                                                                 1999              1998              1999             1998
                                                             -------------     -------------     ------------     -----------
REVENUE
Revenue from product sales, rentals, and services              $ 1,743.5         $ 1,924.8         $   468.0       $   475.6

COSTS AND EXPENSES
Cost of product sales, rentals, and services                     1,278.3           1,443.5             351.5           372.2

Engineering, selling and administrative expenses                   384.3             420.7             111.7           100.3

Restructuring expenses                                               5.1              16.1               5.1            16.1

Special charge for litigation costs                                 20.6                 -                 -               -

Interest                                                             9.8              12.5               2.1             2.5

Other-net                                                          (32.6)            (71.7)             (7.2)          (24.8)
                                                               ---------         ---------         ---------       ---------
                                                                 1,665.5           1,821.1             463.2           466.3
                                                               ---------         ---------         ---------       ---------

Income from continuing operations before income taxes               78.0             103.7               4.8             9.3

Income taxes                                                        28.1              37.3               1.7             3.3
                                                               ---------         ---------         ---------       ---------
Income from continuing operations before extraordinary
item                                                                49.9              66.4               3.1             6.0

Discontinued operations net of income taxes                         12.4              66.6             (63.4)          (29.2)
                                                               ---------         ---------         ---------       ---------
Income (loss) before extraordinary item                             62.3             133.0             (60.3)          (23.2)

Extraordinary loss from early retirement of debt net of
 income taxes                                                       (9.2)                -              (9.2)              -
                                                               ---------         ---------         ---------       ---------
Net income (loss)                                              $    53.1         $   133.0         $   (69.5)      $   (23.2)
                                                               =========         =========         =========       =========

NET INCOME (LOSS) PER COMMON SHARE Basic:
     Continuing operations before extraordinary item           $    0.63         $    0.84         $    0.04       $    0.08

     Discontinued operations                                        0.16              0.84             (0.80)              -

     Extraordinary loss                                            (0.12)                -             (0.12)          (0.37)
                                                               ---------         ---------         ---------       ---------
                                                               $    0.67         $    1.68         $   (0.88)      $   (0.29)
                                                               =========         =========         =========       =========

 Diluted:
     Continuing operations                                     $    0.63         $    0.83         $    0.04       $    0.08

     Discontinued operations                                        0.16              0.83             (0.80)              -

     Extraordinary loss                                            (0.12)                -             (0.12)          (0.37)
                                                               ---------         ---------         ---------       ---------
                                                               $    0.67         $    1.66         $   (0.88)      $   (0.29)
                                                               =========         =========         =========       =========

Cash dividends paid per common share
                                                                    0.96              0.88              0.24            0.22

Average diluted shares outstanding
                                                                    79.7              80.0              79.4            80.0

CONDENSED CONSOLIDATED BALANCE SHEET
------------------------------------
(In millions)

                                                           July 2         July 3
                                                            1999           1998
                                                        -----------     ----------
ASSETS

Cash, cash equivalents, and marketable securities        $  101.2        $  131.5

Receivables                                                 411.7           347.0

Unbilled costs and accrued earnings                         184.4           247.0

Inventories                                                 205.7           216.4

Deferred income taxes                                       128.4           111.3

Plant and equipment                                         291.6           314.8

Intangibles resulting from acquisitions                      72.8            69.8

Net assets of discontinued operations                     1,376.0         1,534.5

Other assets                                                269.6           258.1
                                                         --------        --------
                                                         $3,041.4        $3,230.4
                                                         ========        ========


LIABILITIES AND SHAREHOLDERS' EQUITY

Short-term debt                                          $  324.2        $  180.0

Payables and accrued expenses                               454.2           366.4

Advance payments and unearned income                         84.9           102.9

Income taxes                                                 26.8            81.1

Non-current deferred income taxes                            47.3           101.6

Long-term debt                                              514.5           761.0

Shareholders' equity                                      1,589.5         1,637.4
                                                         --------        --------
                                                         $3,041.4        $3,230.4
                                                         ========        ========

                               HARRIS CORPORATION
                             FY'99 YEAR END SUMMARY
                             ----------------------

CONSOLIDATED STATEMENT OF CASH FLOWS
(In millions)
                                                             July 2,          July 3,
                                                              1999             1998
                                                           ------------     -----------
OPERATING ACTIVITIES
  Net income                                                $   49.9         $   66.4
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation and amortization                               63.5             61.9
    Non-current deferred income tax                             (0.1)            28.5
    Extraordinary loss                                          (9.2)               -
    Income from discontinued operations-net of items
    not effecting cash                                         184.7            246.4
  (Increase) decrease in:
    Accounts and notes receivable                              (55.1)           (12.6)
    Unbilled costs and inventories                              87.0             59.9
  Increase (decrease) in:
    Accounts payables and accrued expenses                      88.2             29.7
    Advance payments and unearned income                       (17.9)           (43.2)
    Income taxes                                               (73.2)            (0.7)
  Other                                                         15.4            (38.3)
                                                            --------         --------

Net cash provided by operating activities                      333.2            398.0
                                                            --------         --------

INVESTING ACTIVITIES
  Cash paid for acquired businesses                            (35.7)               -
  Additions of plant and equipment                             (60.4)           (88.7)
  Net assets of discontinued operations                        (26.2)          (323.3)
                                                            --------         --------

Net cash used in investing activities                         (122.3)          (412.0)
                                                            --------         --------

FINANCING ACTIVITIES
  Proceeds from borrowings                                   9,301.4          5,391.1
  Payment of borrowings                                     (9,457.9)        (5,332.7)
  Proceeds from sale of Common Stock                             4.5             12.1
  Purchase of Treasury Stock                                   (15.6)               -
  Cash dividends                                               (76.5)           (70.1)
                                                            --------         --------

Net cash (used) and provided by financing activities          (244.1)             0.4
                                                            --------         --------

Effect of exchange rate changes on cash and
  cash equivalents                                               2.9              0.4
                                                            --------         --------

Net decrease in cash and cash equivalents                      (30.3)           (13.2)

Cash and cash equivalents at beginning of year                 131.5            144.7
                                                            --------         --------

Cash and cash equivalents at end of year                    $  101.2         $  131.5
                                                            ========         ========


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                               HARRIS CORPORATION
                     FY'99 YEAR END & FOURTH QUARTER SUMMARY
                          BUSINESS SEGMENT INFORMATION
                          ----------------------------
                                  (In millions)

                                   Fiscal Year Ended                        Fourth Quarter Ended
                              July 2               July 3               July 2             July 3
                               1999                 1998                 1999               1998
                             --------             --------             --------           --------
NET SALES

Government                   $  813.2             $  951.1             $  190.1           $  222.7
Commercial                      930.3                973.7                277.9              252.9
                             --------             --------             --------           --------
Total                        $1,743.5             $1,924.8             $  468.0           $  475.6
                             ========             ========             ========           ========


OPERATING PROFIT*

Government                   $   52.1             $   43.9             $   (3.6)          $  (11.3)
Commercial                       34.1                 60.0                 15.5                4.7
Headquarters                    (31.0)               (59.4)               (12.2)              (6.4)
Other                            32.6                 71.7                  7.2               24.8
Interest Expense                 (9.8)               (12.5)                (2.1)              (2.5)
                             --------             --------             --------           --------
Total                        $   78.0             $  103.7             $    4.8           $    9.3
                             ========             ========             ========           ========





                       * Results include a fourth quarter $5.1 million
                         restructuring charge in 1999 and a $16.1 million restructuring charge in 1998. The 1999 restructuring charge is included in Headquarters expense. In 1998, a $7.8 million restructuring charge is included in the Government segment and a $8.3 million restructuring charge is included in the Commercial segment. Commercial segment results also include a $20.6 million special charge for litigation costs in 1999.

                               HARRIS CORPORATION
                  FY'99 BUSINESS SEGMENT INFORMATION BY QUARTER
                  ---------------------------------------------
                                  (In millions)

                                           Quarters Ended
                      --------------------------------------------------------
                       October 2      January 1       April 2         July 2         Total
                          1998           1999           1999           1999           Year
                      -----------    -----------    -----------     ----------    -----------
Net Sales
Government              $  211.2       $  189.3       $  222.6       $  190.1       $  813.2
Commercial                 201.4          228.2          222.8          277.9          930.3
                        --------       --------       --------       --------       --------
Total                   $  412.6       $  417.5       $  445.4       $  468.0       $1,743.5
                        ========       ========       ========       ========       ========

Operating Profit
Government              $   14.2       $   19.8       $   21.7       $   (3.6)      $   52.1
Commercial                  (8.6)          14.1           13.1           15.5           34.1
Headquarters                (2.7)         (12.0)          (4.1)         (12.2)         (31.0)
Other                       11.2            5.1            9.1            7.2           32.6
Interest Expense            (2.8)           0.2           (5.1)          (2.1)          (9.8)
                        --------       --------       --------       --------       --------
Total                   $   11.3       $   27.2       $   34.7       $    4.8       $   78.0
                        ========       ========       ========       ========       ========